UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): January 3, 2025
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ALICO, INC.
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(Exact name of registrant as specified in its charter)
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Florida	0-261	59-0906081
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
10070 Daniels Interstate Court, Suite 200, Fort Myers, FL 33913
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(Address of principal executive offices)(Zip Code)
239-226-2000
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(Registrant’s telephone number, including area code)
Not Applicable
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(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. 230.425)
☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14D-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ALCO	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On January 3, 2025, Alico, Inc. (the “Company”) delivered a notice (the “Notice”) to Tropicana Manufacturing Company, Inc. (“Tropicana”) in accordance with the Orange Purchase Agreement No. R641, dated April 11, 2024 (the “Agreement”), between the Company and Tropicana, under which the Company agrees to sell, and Tropicana agrees to purchase, oranges from the groves identified therein. The Agreement grants the Company the right to remove certain acreages from the contract if, in the Company’s best judgment, such acreages are no longer economically viable, provided that Tropicana consents, which consent shall not be unreasonably withheld or delayed.

As detailed in the Notice, the Company’s Board of Directors (the “Board”) has determined that certain of the acreage specified in the Agreement is no longer economically viable for orange cultivation. As a result, the Company has provided the Notice to Tropicana seeking Tropicana’s consent for the removal of such acreage, effective at the end of the 2024/2025 crop year. Consequently, if Tropicana consents, its purchase obligations under the Agreement with respect to such acreage are expected to conclude upon the completion of the 2024/2025 crop year.

Item 2.05. Costs Associated with Exit or Disposal Activities.

On January 3, 2025, the Board approved a reduction in the Company’s current workforce by up to 172 employees, effective on or about January 6, 2025 with respect to up to 135 employees, and effective on or about April 1, 2025 with respect to up to 37 employees (the “Workforce Reduction”). The Board’s decision is part of cost-reduction initiatives aimed at providing investors with a greater return on capital that includes the benefits and stability of a conventional agriculture investment, with the optionality that comes with active land management. This decision is associated with a strategic transformation in the Company’s business focus, to wind down its Alico Citrus division, which holds the Company’s citrus production operations, to focus on its long-term diversified land usage and real estate development strategy, due to increasing financial challenges from citrus greening disease and environmental factors for many seasons.

The Company currently estimates that it will incur charges of approximately $1.5 to $2.0 million in connection with the Workforce Reduction, primarily consisting of severance payments, employee benefits and related costs. The Company expects that the majority of these charges will be incurred in the second and third quarters of 2025.

The Company may incur additional expenses not currently contemplated due to events associated with the Workforce Reduction. The charges that the Company expects to incur in connection with the Workforce Reduction are estimates and subject to a number of assumptions, and actual results may differ materially.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, but are not limited to, statements regarding changes to the Agreement with Tropicana and receipt of Tropicana’s consent thereunder, the Company’s strategic transformation, the Company’s Workforce Reduction, and any other statements relating to our future activities or other future events or conditions. These statements are based on our current expectations, estimates and projections about our business based, in part, on assumptions made by our management and can be identified by terms such as “if,” “will,” “should,” “expects,” “plans,” “hopes,” “anticipates,” “could,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “forecasts,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions.

These forward-looking statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors, including, but not limited to: our ability to successfully develop and execute our strategic growth initiatives and whether they adequately address the challenges or opportunities we face; water use regulations restricting our access to water; harm to our reputation; tax risks associated with a Section 1031 Exchange; risks associated with the undertaking of one or more significant corporate transactions; the result of any significant corporate transactions; any change or the classification or valuation methods employed by county property appraisers related to our real estate taxes; loss of key employees; material weaknesses and other control deficiencies relating to our internal control over financial reporting; our indebtedness and ability to generate sufficient cash flow to service our debt obligations; higher interest expenses as a result of variable rates of interest for our debt; our ability to continue to pay cash dividends; and certain of the other factors described under the sections "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in our Annual Report on Form 10-K for the fiscal year ended September 30, 2024 filed with the Securities and Exchange Commission on December 2, 2024. Except as required by law, we do not undertake an obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments, or otherwise.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 6, 2025	ALICO, INC.

	By:	/s/ Bradley Heine

Bradley Heine
Chief Financial Officer